Equinox Campbell Strategy Fund SUMMARY PROSPECTUS | FEBRUARY 11, 2015	SHARE CLASS: TICKER SYMBOL:	A EBSAX	I EBSIX	P EBSPX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.equinoxfunds.com/documents. You can also get this information at no cost by calling (888) 643-3431 or by sending an e-mail request to Invest@equinoxfunds.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus dated February 1, 2015 and statement of additional information dated February 11, 2015, each as may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective:

The Equinox Campbell Strategy Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional or in “How to Purchase Shares” beginning on page 22 of this Prospectus and in “Purchase, Redemption and Pricing of Shares” beginning on page 26 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A		Class I	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	(1)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None		None	None
Wire Redemption Fee (2)	$15.00		$15.00	$15.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I	Class P
Management Fees (3)	0.75%		0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%		None	0.00%	(4)
Total Other Expenses	0.30%		0.30%	0.31%
Shareholder Service Fees	0.00%	(5)	None	0.00%	(5)
Other Expenses (6)	0.30%		0.30%	0.31%

Total Annual Fund Operating Expenses (7)	1.30%		1.05%	1.06%

Fee Waiver and/or Expense Reimbursement (7)	(0.15%)		(0.15%)	(0.16%)

Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement) (7)	1.15%		0.90%	0.90%

(1)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. You should contact your financial intermediary to determine whether you are subject to the CDSC.

(2)	The Fund’s transfer agent charges this fee for each wire redemption.

(3)	“Management Fees” include a management fee paid to Equinox Fund Management, LLC (the “Adviser”) by the Fund’s consolidated wholly-owned subsidiary (“Subsidiary”) at the annual rate of 0.75% of the Subsidiary’s average daily net assets. The Adviser has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking may not be terminated by the Adviser as long as the investment advisory agreement between the Subsidiary and the Adviser is in place unless the Adviser obtains the prior approval of the Fund’s Board of Trustees.

(4)	The Fund has adopted a distribution plan for Class A shares and Class P shares pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”) that permits payments of up to 0.25% as a percentage of average daily net assets of the Fund’s Class A shares and payments of up to 0.25% as a percentage of average daily net assets of the Fund’s Class P shares. However, the Fund is not currently making payments under the Rule 12b-1 Plan with respect to Class P shares.

(5)	The Fund may enter into shareholder services arrangements with broker-dealers, banks, trust companies, and other financial services firms under which such firms agree to provide certain support services to Class A and Class P shareholders for a fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and Class P shares, as applicable. However, the Fund did not make any payments pursuant to such shareholder services arrangements with respect to Class A and Class P shares during the fiscal year ended September 30, 2014.

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This item does not include management fees paid by the Subsidiary to the Adviser, which are included in “Management fees” in the table above. To the extent applicable, “Other Expenses” include expenses of the Fund’s consolidated wholly-owned subsidiary (“Subsidiary”). “Other Expenses”

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does not include costs associated with any over-the-counter derivatives that provide the Fund with exposure to the Campbell Program, which is the primary manner in which the Fund intends to gain exposure to the Campbell Program. Costs associated with such derivative instruments include any fee paid to the Fund’s counterparty and the fees and expenses associated with the Campbell Program referenced by such derivative instruments. Such costs are included in the return of any such derivative instruments and, therefore, represent an indirect cost of investing in the Fund. The Fund’s exposure to the Campbell Program (as defined below) is indirectly subject to (i) management fees of up to 1.25% of notional exposure, and (ii) performance-based incentive fees of 20.0% of new high net trading profits. The Fund does not anticipate that it will pay fees to derivative counterparties in the fiscal year 2015 in excess of 0.50% (annualized) of the notional exposure to the Campbell Program provided by the relevant derivative instrument. based upon prevailing interest rates as of the date of this prospectus. Investors should note that the cost of any investment in a derivative instrument such as a total return swap may fluctuate from time to time. To the extent that interest rates increase above current levels, the cost of the Fund’s investment in swaps is likely to increase. The Fund’s exposure to the Campbell Program is also subject to certain derivative trading costs, including brokerage commissions and various exchange fees. The Fund indirectly bears such expenses in the form of reduced returns on its investments.

(7)	The Adviser has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” (v) any expenses of the Subsidiary including trading company expenses, (vi) any class specific fees and expenses, and (vii) brokerage commissions, do not exceed, on an annual basis, 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses of the Fund until at least January 31, 2016. This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser. The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses for a Class do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment by the Adviser will occur unless the Fund’s operating expenses are below the expense limitation amount.

Expense Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$949	$1,233	$2,040
Class I	$92	$319	$565	$1,269
Class P	$92	$321	$569	$1,280

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities or derivative instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs (which are not reflected in “Annual Fund Operating Expenses” in the table above or in the Example) affect the Fund’s performance. For the fiscal period ended September 30, 2014, the Fund’s portfolio turnover rate was 0.00% of the average value of the portfolio.

Principal Investment Strategies:

Please refer to the section entitled “Key Terms” below for additional information on highlighted terms.

The Fund pursues its investment objective by making a combination of investments (i) directly in an actively managed fixed-income portfolio, and (ii) indirectly through its wholly-owned subsidiary (the “Subsidiary”) in trading companies that employ the managed futures program of Campbell & Company, LP (“Campbell”), a commodity trading adviser (“CTA”) registered with the U.S. Commodity Futures Trading Commission and/or derivative instruments such as swap agreements that provide exposure to Campbell’s managed futures program (the “Campbell Program”).

The Campbell Program seeks to generate attractive risk-adjusted returns across a broad range of market conditions through systematic investments in a diversified portfolio that may include swaps, futures and forward contracts in various global assets, including global interest rates, stock indices, currencies and commodities. The Campbell Program seeks to invest in a variety of assets and markets in and outside of the United States including emerging countries. The Campbell Program consists of trend following and other quantitative strategies that aim for low correlation to traditional asset classes such as equities and fixed income and are diversified by investment style, information source, investment holding period and instrument.

Campbell’s investment philosophy is driven by a belief that markets are broadly efficient but trends emerge and remain due to shifts in supply, demand, and other economic factors. Asset mispricing can occur as a result of instability and uncertainty in markets, strongly-held opinions by market participants, or an unreliable flow of market information. Campbell seeks to systematically identify price trends and to develop macro and fundamental themes that exploit asset mispricing.

The Campbell Program uses quantitative modeling to develop and maintain systematic trading strategies driven by scientific analysis of technical, macro, and econometric data across global financial and commodity markets. The Campbell Program is designed to analyze market data to identify trends and relationships occurring within and across markets and asset classes globally. Once identified, these trends and relationships are converted into mathematical models that can be historically tested. Once a model is developed and thoroughly tested, it undergoes a rigorous peer review process to evaluate strength of theory and robustness. Model assumptions and other criteria are also analyzed, including tail risk, broad level risk factor exposures, market diversification, correlation, and volatility as well as transaction costs. New models must demonstrate efficacy on a stand-alone basis while complimenting the existing portfolio.

Prospective investors should note that Campbell is not responsible for the formation or the operation of, and does not act as an adviser to, the Fund or the Subsidiary and does not make recommendations or representations with respect to the Fund or the Subsidiary. Other than reviewing the description of the Campbell Program, Campbell has not had any involvement in the preparation of this Prospectus and is not responsible or liable for

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the contents hereof. Prospective investors will not be investing their funds with Campbell, will not have voting rights or a direct interest in any Campbell fund, and will have no standing or recourse against the Campbell with respect to the Fund, its operations or performance. In addition, while the Fund and the Subsidiary may gain exposure to the Campbell Program through one or more trading companies that employ the Campbell Program and/or derivative instruments such as swap agreements that provide exposure to the Campbell Program, neither the Fund nor the Subsidiary will have a direct interest in any Campbell fund.

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Derivative Instruments:    As a principal investment strategy, the Fund or the Subsidiary will either (i) invest in one or more trading companies that use a variety of derivative instruments including swap agreements, exchange-traded futures and option contracts and forward contracts to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk, (ii) enter into swap agreements that provide exposure to the Campbell Program, or (iii) invest in some combination of (i) and (ii). In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract.

To the extent the Fund employs derivatives to gain exposure to the Campbell Program, it is anticipated that the Fund will utilize a total return swap (a “Swap”), a type of derivative instrument designed to replicate the aggregate returns of the Campbell Program. Any Swap will be based on a notional amount agreed upon by the Adviser and a counterparty. The Adviser will retain the ability to adjust the notional exposure of the Swap at its discretion. Generally, the fees and expenses of a Swap are based on the notional value of the Swap. The value of the Swap typically includes a deduction for fees of the counterparty as well as management and performance fees payable to Campbell. Any investment in the Campbell Program will be subject to (i) management fees of up to 1.25% of notional exposure, and (ii) performance-based incentive fees of 20.0% of new high net trading profits. Because the Swap is designed to replicate the returns of the Campbell Program, the performance of the Fund will primarily depend on the ability of the Campbell Program to generate returns in excess of the costs of the relevant Swap(s).

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Cash and Fixed-Income Securities:    The Fund will also invest in cash, cash equivalents or securities issued by the U.S. government with one year or less term to maturity for liquidity purposes, and to serve as margin or collateral for the derivatives positions of the Fund or the Subsidiary to the extent necessary. The Fund may also invest, to the extent permitted by the 1940 Act and rules under it, in money market funds.

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Subsidiary:    Investments in the Subsidiary, which has the same investment objective as the Fund, are intended to provide the Fund with indirect exposure to futures contracts and commodities in a manner consistent with the limitations and requirements of the Internal Revenue Code of 1986, as amended (the “Code”) that apply to the Fund, which limit the amount of income the Fund may receive from certain sources. Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

KEY TERMS

Econometric analysis is the use of statistical tools and data to describe and test certain economic relationships such as asset prices.

Fundamental analysis is the study of basic, underlying factors that will affect the supply and demand of an investment. For example, with respect to commodity futures, fundamental analysis may look at crop reports, weather patterns, economic reports and other fundamental data to determine whether to buy or sell the futures contract.

Macro analysis generally analyzes economic, political or financial trends to seek returns and invests across a particular, or a number of, geographic regions.

A Managed Futures Program generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. Each of these investments may be tied to a particular asset class: commodities, equities, fixed income or foreign currencies. A managed futures program may use one or a combination of trading strategies, including those described below.

Systematic Trading is a trading strategy that employs computer-driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made, generally, with little or no human intervention once a mathematical formula has been entered.

Technical analysis is a method of evaluating an investment opportunity by using charts or computer programs to identify patterns in market data, such as price change, rates of change, and changes in volume of trading, open interest and other statistical indicators, in order to project the direction that a market or the price of an investment will move. Technical analysis does not take into account fundamental market factors, such as supply and demand.

A Trading Company is a pooled investment vehicle organized as a limited liability company and operated as a commodity pool.

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made. Trend-following generally focuses on the direction an investment or global market segment already has gone and not on the direction it may go.

The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio (including its investment in the Subsidiary), and the Fund’s assets will consist principally of securities. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Adviser may engage in frequent buying and selling of portfolio holdings to achieve the Fund’s investment objective.

Principal Investment Risks:    As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. In general, the Fund’s investment strategies involve greater risks than the strategies used by a typical mutual fund. Many factors affect the Fund’s net asset value and performance.

The following describes some of the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through its investment in the Subsidiary.

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Campbell Program Strategy Risk.    The profitability of any Fund investment in the Campbell Program depends primarily on the ability of Campbell to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements may be influenced by, among other things:

•	changes in interest rates;

•	governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

•	weather and climate conditions;

•	natural disasters, such as hurricanes;

•	changing supply and demand relationships;

•	changes in balances of payments and trade;

•	U.S. and international rates of inflation and deflation;

•	currency devaluations and revaluations;

•	U.S. and international political and economic events; and

•	changes in philosophies and emotions of various market participants.

The Campbell Program may not take all of these factors into account. In addition, the Fund will indirectly bear the expenses, including management fees, incentive fees and transaction fees, associated with the Campbell Program through reduced returns.

The successful use of forward and futures contracts draws upon Campbell’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are:

•	Futures and forward contracts have a high degree of price variability and are subject to occasional rapid and substantial changes;

•	the imperfect correlation between the change in market value of the forward or futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts;

•	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

•	possible market disruption or other extraordinary events, including but not limited to, governmental intervention;

•	losses caused by unanticipated market movements, which are potentially unlimited;

•	Campbell’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors;

•	the possibility that the counterparty will default in the performance of its obligations; and

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if the Fund or any trading company has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its derivative instruments or close certain positions at a time when it may be disadvantageous to do so.

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Campbell Program (and indirectly the Fund through its investment exposure to the Campbell Program) will have the potential for greater losses, as well as the potential for greater gains, than if the Campbell Program did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Campbell Program’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. Accordingly, the Fund’s NAV may be volatile because of its investment exposure to the Campbell Program.

The trading decisions of the Campbell Program are based in part on mathematical models, which are implemented as automated computer algorithms that investment professionals at Campbell have developed over time. The successful operation of the automated computer algorithms on which the Campbell Program’s trading decisions are based is reliant upon Campbell’s information technology systems and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without Campbell recognizing that fact before substantial losses are incurred. There can be no assurance that Campbell will be successful in maintaining effective mathematical models and automated computer algorithms.

There is no assurance that the Fund’s investment in a derivative instrument or trading company with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

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Commodities Risk.    Exposure to the commodities markets (including financial futures markets) may subject the Fund through its investment in the Subsidiary to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

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Derivatives Risk.    Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. Such leverage will magnify any losses. See “Leverage/Volatility Risk” below. The primary types of derivatives in which the Fund, its Subsidiary or a trading company invest in are swap agreements, futures contracts and forward contracts. Futures contracts, forward contracts and swap agreements can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held

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directly or indirectly by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of futures contracts, forward contracts and swap agreements depend largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with futures contracts, forward contracts and swap agreements that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts, forward contracts or swap agreements could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in swap agreements, futures contracts and options and forward contracts.

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Fixed-Income Risk.    Fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully below, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. The Fund’s fixed income investments will primarily consist of U.S. government securities which include any security issued or guaranteed as to principal or interest by the United States, or by a person controlled by or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by Congress of the United States or any certificate of deposit for any of the foregoing, including U.S. Treasury bonds and U.S. Treasury bills. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.

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Counterparty Risk.    Many of the derivative contracts entered into by the Fund, the Subsidiary or a Trading Company may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund or a Trading Company deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund

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Credit Risk.    Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

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Currency Risk.    The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

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Cyber Security Risk.    The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage. The Fund may also present for issuer of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Trust’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Trust accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Trust invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust’s ability to calculate its NAV, impediments to trading, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Trust has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cyber security plans and systems put in place by service providers to the Trust and issuers in which the Trust invests. The Trust and its shareholders could be negatively impacted as a result.

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Emerging Market Risk.    The Fund intends to have exposure to emerging markets due to the Campbell Program’s investments in certain stock index futures and foreign exchange instruments. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

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Foreign Market Risk.    As a general rule, there is less legal and regulatory protection for investors in foreign markets than that available domestically. Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. International trading activities are subject to foreign exchange risk.

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General Market Risk.    The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose some or all of your capital invested in the Fund, or the Fund could underperform other investments.

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Government Intervention and Regulatory Changes.    The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revised and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions, including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

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High Indirect Fees and Expenses.    Your cost of investing in the Fund may be higher than the cost of investing in other mutual funds that invest directly in the types of instruments traded by the Campbell Program. In addition to the Fund’s direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by a trading company, including management fees and performance-based fees associated with the Campbell Program, commodity brokerage commissions and operating expenses. Further, any investment in the Campbell Program is expected to be subject to management and performance-based fees. Management fees are based on the leveraged account size or the “notional exposure” of the Fund to the Campbell Program and not the actual cash invested.

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Leverage/Volatility Risk.    The use of leverage by the Fund (or trading companies in which the Fund invests) will cause the value of the Fund’s shares to be more volatile than if the Fund did not employ leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.

The Fund’s NAV is expected over short-term periods to be volatile because of the significant use of direct and indirect investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant and possibly a complete loss on their investment in the Fund.

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Liquidity Risk.    The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

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Management Risk.    The Adviser’s judgments about the attractiveness, value and potential positive or negative performance of the Campbell Program or any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

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Non-Diversification Risk.    The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

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OTC Trading Risk.    Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

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Performance Fees.    The performance-based fees indirectly paid to Campbell may create an incentive for Campbell to make investments that are riskier or more speculative than those they might have made in the absence of such performance-based fees. In addition, because performance-based fees will generally be calculated on a basis that includes unrealized trading profits of the Campbell Program, the fee may be greater than if it were based solely on realized gains. Positive performance of the Fund’s investments in the Campbell Program is expected to result in performance-based compensation being paid to Campbell, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative. Further, because performance fees are frequently calculated on a quarterly basis (and, in some cases, upon a withdrawal of capital from a Trading Company), it is possible that Campbell could earn a performance fee in a year in which its overall performance for the whole year was negative.

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Portfolio Turnover Risk.    The Fund is exposed to portfolio turnover risk through its exposure to the Campbell Program, which may frequently buy and sell futures and futures-related instruments to rebalance it’s exposure to various market sectors. Higher portfolio turnover in the Campbell Program may result in higher levels of transaction costs and generating greater tax liabilities that will be deducted from the performance of the Fund’s investment in the Campbell Program. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

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Regulatory Risk.    Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund, its Subsidiary or a trading company, or that could adversely impact the Fund’s performance.

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Subsidiary Risk.    The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Performance:    The bar chart and the performance table illustrate the risks and volatility of investing in the Fund by showing the performance of the Fund’s Class I shares for the calendar year ended December 31, 2014 and by showing how the Fund’s average total annual returns for the one year and since inception period ended December 31, 2014, before and after taxes, compare with those of a broad measure of market performance. The bar chart does not reflect the impact of sales charges or servicing fees applicable to other share classes; if it did, performance would be lower. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. Remember, the Fund’s past

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performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.EquinoxFunds.com or by calling the Fund toll-free at 888-643-3431.

Calendar Year Returns as of December 31,

During the period shown in the bar chart, the best performance for a quarter was 12.76% (for the quarter ended September 30, 2014). The worst performance was (11.43)% (for the quarter ended March 31, 2014).

Average Annual Total Returns for the periods ended December 31, 2014	One Year	Since Inception*
Class I shares
Return Before Taxes	17.60%	12.31%
Return After Taxes on Distributions[1]	14.67%	10.77%
Return After Taxes on Distributions and Sale of Fund Shares	9.94%	8.76%
Class A shares
Return Before Taxes	17.26%	12.02%
Class P shares
Return Before Taxes	17.50%	12.26%
BarclaysHedge BTOP50 Index	12.23%	7.28%
S&P 500 Total Return Index	13.69%	19.30%

*	The Equinox Campbell Strategy Fund commenced operations on April 19, 2012. Start of performance is March 4, 2013.

[1]

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns shown are for Class I shares only, after tax returns for Class A and Class P shares will vary.

Investment Adviser:    Equinox Fund Management, LLC

Portfolio Managers:

The portfolio management team has included the following members since 2013:

•	Ajay Dravid

•	Rufus Rankin

Purchase and Sale of Fund Shares:

Minimum Investment Requirements

Purchase Amounts	Class A	Class I	Class P
Minimum initial investment	$2,500	$100,000	$2,500
Minimum subsequent investment	$500	No Minimum	No Minimum

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries:    If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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